SCHEDULE 14A

                                 (Rule 14a-101)
                     Information Required in Proxy Statement
                            Schedule 14A Information

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Filed by Registrant                            [ X ]

Filed by a Party other than the Registrant     [   ]

Check the appropriate box:

[ X ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission Only
       (as permitted by Rule 14a-6(e)(2))
[   ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material under Rule 14a-12


                               CCM Advisors Funds

                           AHA Investment Funds, Inc.
                (Name of Registrant as Specified In Its Charter)


                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ X ]   No fee required.

[   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          1)   Title of each class of securities to which transactions applies:

               _________________________________________________________________

          2)   Aggregate number of securities to which transaction applies:

               _________________________________________________________________

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

               _________________________________________________________________

          4)   Proposed maximum aggregate value of transaction:

               _________________________________________________________________

          5)   Total fee paid:

               _________________________________________________________________

[     ]  Fee paid previously with preliminary materials.

               _________________________________________________________________

[     ]  Check  box  if  any  part  of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:

               _________________________________________________________________

          2)   Form, Schedule or Registration Statement No.:

               _________________________________________________________________

          3)   Filing Party:

               _________________________________________________________________

          4)   Date Filed: __________ __, 2003



                     Important Information for Shareholders
                                       of
                               CCM ADVISORS FUNDS
                                       and
                           AHA INVESTMENT FUNDS, INC.


     At a special shareholder meeting on March 25, 2003, you will be asked to approve two proposed changes to your Fund (as defined in the next paragraph). Although we recommend that you read carefully the proxy statement that describes the proposed transactions in detail, we have prepared the following "Questions & Answers" for your convenience.

     We may refer to CCM Advisors Funds as the "Master Fund" or AHA Investment Funds, Inc. as the "AHA Funds," or the Master Fund and AHA Funds collectively as the "Funds."

Q.   What am I being asked to vote for "For" in this proxy?

A.   You are being asked to vote "For" proposals to:

     1. Approve a new investment management agreement for the Master Fund, with the Master Fund's current investment adviser, on substantially identical terms as the current investment management agreement. NO CHANGE IN ADVISORY RATES OR SERVICES IS BEING PROPOSED; and

     2. (AHA Fund shareholders only) elect the Board of Directors for the AHA Funds.

Q.   Why am I being asked to vote on a new investment management agreement?

A. Convergent Capital Management Inc. ("CCM") the parent of CCM Advisors, LLC (your Funds' investment adviser (the "Adviser")), has entered into an agreement with City National Corporation ("CYN"), after which CYN will become an indirect majority owner of the Adviser. Upon the consummation of the transaction with CYN, the current investment management agreement between the Adviser and the Master Fund will terminate.

Q.   What prompted the transaction between CCM and CYN?

A. CCM is a holding company that is in the business of investing in investment managers, including the Adviser. CCM determined to enter into a transaction with CYN because it believes the transaction will ensure the continuation of the CCM operating model, while providing an ongoing source of financial support to accelerate its business and the business of its affiliates, including the Adviser, over time.

Q.   How will the transaction potentially benefit me?

A. Your Fund's board of trustees/directors believes that the potential benefits of the CCM and CYN transaction include the potential for the Adviser to gain access to CYN's financial resources, which will enhance the Funds' distribution and business opportunities, as well as the Adviser's financial strength.

Q.   How does the proposed new agreement differ from the existing agreement?

A. The proposed agreement is substantially the same to the existing agreement. It differs only in the beginning dates. A comparison of the proposed new agreement is included in the proxy statement under the heading "New Investment Management Agreement."

Q.   Will there be any changes in sub-advisers?

A. No. The sub-advisers that currently manage the Funds are expected to continue to manage the Funds after completion of the CYN transaction, using the same investment strategies and objectives currently in place.

Q.   How can I vote my proxy?

A.   For your convenience, there are several ways you can vote:

     -    By Mail: vote, sign and return the enclosed proxy card

     - In person: March 25, 2003, at 9:00 a.m., Central time, at the offices of the Adviser at 190 South LaSalle Street, Suite 2800, Chicago, Illinois.

Who should I call for further information?

A. You may call your Fund at 1-800-445-1345, weekdays from 7:00 a.m. to 7:00 p.m., Central time, with any questions you have about the proposals to be considered at the special shareholder meeting.



Preliminary


                               CCM ADVISORS FUNDS
                     Limited Maturity Fixed Income Portfolio
                      Full Maturity Fixed Income Portfolio
                               Balanced Portfolio
                          Diversified Equity Portfolio
              (the "Master Fund" and each portfolio a "Portfolio")

                           AHA INVESTMENT FUNDS, INC.
                     AHA Limited Maturity Fixed Income Fund
                       AHA Full Maturity Fixed Income Fund
                                AHA Balanced Fund
                           AHA Diversified Equity Fund
                                (the "AHA Funds")

  (The Master Fund and AHA Funds are collectively referred to as the "Funds.")

                            190 South LaSalle Street
                                   Suite 2800
                                Chicago, IL 60603

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                 March 25, 2003

     A special meeting of the shareholders of each Fund will be held at the offices of CCM Advisors, LLC at 190 South LaSalle Street, Suite 2800, Chicago, Illinois, on March 25, 2003 at 9:00 a.m., Central time, to consider and act upon the following proposals:

     1. To approve a new Investment Management Agreement ("New Management Agreement") between the Master Fund and CCM Advisors, LLC (the "Adviser"), which is substantially identical to the existing Investment Management Agreement (the "Current Management Agreement") between the Master Fund and the Adviser;

     2. To elect the Board of Directors for the AHA Funds (AHA Funds' shareholders only); and

     3. To transact any other business that may properly come before the meeting.

     Shareholders of record at the close of business on December 30, 2002 are entitled to notice of and to vote at the meeting and any adjourned session.

                                                          By order of the Boards


                                                          Timothy G. Solberg
                                                          Secretary

February ___, 2003

--------------------------------------------------------------------------------
PLEASE RESPOND. YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD(S). YOU CAN VOTE EASILY AND QUICKLY BY MAIL OR IN PERSON, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.
--------------------------------------------------------------------------------


                              --------------------
                                 PROXY STATEMENT
                              --------------------

                               CCM ADVISORS FUNDS
                     Limited Maturity Fixed Income Portfolio
                      Full Maturity Fixed Income Portfolio
                               Balanced Portfolio
                          Diversified Equity Portfolio
                               (the "Master Fund")

                           AHA INVESTMENT FUNDS, INC.
                     AHA Limited Maturity Fixed Income Fund
                       AHA Full Maturity Fixed Income Fund
                                AHA Balanced Fund
                           AHA Diversified Equity Fund
                                (the "AHA Funds")

Throughout this Proxy Statement the Master Fund and AHA Funds are referred to collectively as the "Funds," each portfolio of the Master Fund is referred to as a "Portfolio" and each AHA Fund is referred to as a "Feeder Fund."

                            190 South LaSalle Street
                                   Suite 2800
                                Chicago, IL 60603

     The Board of Trustees of CCM Advisors Funds (the "Master Fund Board") and the Board of Directors of AHA Investment Funds, Inc. (the "AHA Board, " collectively, the "Boards") are soliciting proxies from the shareholders of each of the Funds in connection with a Special Meeting of Shareholders of each Fund (the "Meeting") called to be held on March 25, 2003, at 9:00 a.m., Central time at the offices of CCM Advisors, LLC (the "Adviser") at 190 South LaSalle Street, Suite 2800, Chicago, Illinois. The meeting notice, this Proxy Statement and proxy cards are being sent to shareholders of record on December 30, 2002 (the "Record Date") beginning on or about February ___, 2003.

     The only items of business that the Boards expect will come before the Meeting are:

     (1) approval of a new Investment Management Agreement (the "New Management Agreement") for the Master Fund with the Adviser; and

     (2)  to elect a Board of Directors for the AHA Funds.


                                   PROPOSAL 1

                       NEW INVESTMENT MANAGEMENT AGREEMENT


     As explained below, the proposed New Management Agreement for the Master Fund is substantially identical (except for its term and date and certain other non-material changes) to the Investment Management Agreement currently in effect for the Master Fund (the "Current Management Agreement").

     The reason the Boards are proposing the New Management Agreement for the Master Fund is that the Current Management Agreement for the Master Fund will terminate when the Adviser's parent company, Convergent Capital Management Inc. ("CCM"), completes a series of transactions with City National Corporation ("CYN"), a publicly owned company, after which CYN will become the indirect majority owner of the Adviser (the "Transactions"). (See Description of the Transactions and Information About CYN for greater detail of these transactions). The Investment Company Act of 1940, as amended (the "Investment Company Act"), provides generally that the advisory agreement of an investment company automatically terminates if assigned, such as when the investment adviser or its parent company undergoes a significant change of ownership.

     The Boards have carefully considered the matter and have concluded that it is appropriate to enter into the New Management Agreement for the Master Fund, so that the Adviser can continue to perform duties on behalf of the Funds on the same terms as are now in effect following completion of the Transactions.

     In addition, the Transactions will also result in the termination of the portfolio management agreements pursuant to which subadvisers manage the assets of each of the Portfolios. However, the Boards are permitted to approve new portfolio management agreements without shareholder approval under the terms of the Funds' exemptive order granted by the SEC. Under that order, the Adviser is permitted to enter into and materially amend portfolio management agreements with subadvisers that are not affiliated with the Adviser without such agreements first being approved by the Funds' shareholders. The Boards approved the new portfolio management agreements with each Fund's current subadvisers at their meeting in September 2002. The terms of the new portfolio management agreements are identical to the terms of the current portfolio management agreements except for the dates.

     The Transactions will only be completed if CCM, among other things, obtains the approval or consent from the clients of its affiliates who generate 90% of CCM's total annual revenue and shareholders of the Funds approve the New Management Agreement. The Adviser currently expects that the completion of the Transactions will occur during the second quarter of 2003, but the Transactions could be delayed. If the Transactions do not occur, the New Management Agreement would not be needed because the automatic termination of the Current Management Agreement would not occur.

     Under the Investment Company Act, a fund cannot enter into a new management agreement unless the shareholders of that fund vote to approve the new management agreement. The Meeting is being held to seek shareholder approval of the New Management Agreement for the Master Fund. No change in advisory fee rates or services is being proposed.

     Shareholders of each Portfolio will vote separately on the New Management Agreement for the corresponding Fund. Each share is entitled to cast one vote, and fractional shares are entitled to a proportionate fractional vote. In a master/feeder fund arrangement, when a matter requires the vote of the shareholders of the master fund, the matter is presented for approval to the feeder fund and the feeder fund will vote its shares proportionately in accordance with the votes cast by its shareholders. This in effect allows the feeder fund shareholders to have the same voting rights as if they were direct shareholders of the master fund. Accordingly, this proposal allows shareholders of the Feeder Funds to cast a proportionate vote for or against this matter in accordance with the shareholder votes received by the Feeder Fund on the proposal. A vote cast for or against the proposal by a Feeder Fund shareholder will in turn be a vote for or against the proposal for the Portfolio in which the Feeder Fund invests.

THE BOARDS RECOMMEND THAT THE SHAREHOLDERS VOTE TO APPROVE THE NEW AGREEMENT FOR THEIR FUND.

Description of the New Management Agreement

     The New Management Agreement for the Master Fund is identical to the Current Management Agreement except for the dates. The date of the New Management Agreement will be the date of the close of the Transactions, or such later date on which shareholders of the Funds approve the New Management Agreement. The initial term of the New Management Agreement expires two years from its date of execution. Appendix A to this Proxy Statement sets forth information about the Current Management Agreement, including the date of the Current Management Agreement and the advisory fee rates under both the New Management Agreement and the Current Management Agreement. Appendix B to this Proxy Statement contains the form of the New Management Agreement applicable to the Master Fund. The next several paragraphs briefly summarize some important provisions of the New Management Agreement, but for a complete understanding of the New Management Agreement, you should read Appendices A and B.

     The New Management Agreement for the Master Fund essentially provides that the Adviser, under the Master Fund Board's supervision, will among other things, manage, or arrange for the management of the investment and reinvestment of the assets of each Portfolio (subject to the Master Fund Board's approval). In performing its duties, the Adviser may engage one or more subadvisers to implement each Portfolio's investment strategy and is responsible for allocating the assets among subadvisers for those Portfolios with one or more subadvisers. The Adviser is required to provide office space, facilities, equipment and personnel as may reasonably be necessary to render the services under the New Management Agreement.

     The New Management Agreement for the Master Fund provides that it will continue in effect for an initial period beginning on the date of the close of the Transactions, or such later date on which a majority of each Portfolio's outstanding voting securities approve the New Management Agreement and shall continue in effect for two years thereafter. After that, it will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Master Fund's Board or by vote of a majority of the outstanding voting securities of each Portfolio and (ii) by vote of a majority of the Master Fund's Board who are not "interested persons," as that term is defined in the Investment Company Act, of the Master Fund or the Adviser (those trustees who are not "interested persons" of the Funds or the Adviser are referred to below as the "Independent Trustees").

     The New Management Agreement for the Master Fund may be terminated at any time, without penalty, by vote of the Master Fund's Board or by vote of a majority of the outstanding voting securities of each Portfolio, on sixty days' written notice to the Adviser, or by the Adviser upon sixty days' written notice to the Master Fund, and terminates automatically in the event of its "assignment" as defined in the Investment Company Act. The Investment Company Act defines "assignment" to include, in general, transactions in which a significant change in the ownership of an investment adviser or its parent company occurs (such as the Transactions).

     The New Management Agreement provides that the Adviser will not be liable to the Master Fund or its shareholders, except for liability arising from the Adviser's willful misfeasance, bad faith, gross negligence, reckless disregard of duty or breach of its obligation to ensure that each Portfolio continuously qualifies as a Regulated Investment Company under Subchapter M of the Internal Revenue Code or any successor provision.

     The Adviser currently provides administrative services to the Funds under separate administration agreements. The administrative services agreements are not subject to the "assignment" provisions of the Investment Company Act, but contain provisions that will be impacted by the Transactions; shareholder approval is not requested or required in this regard. The aggregate administrative services fees paid by each Fund to the Adviser for the most recently completed fiscal year are set forth in Appendix C. Upon shareholder approval of the New Management Agreement, each Fund, under the administration agreement, will continue to pay the Adviser the same fee rate under that agreement that it currently pays. The Adviser also has delegated certain of its duties under the administrative agreements to U.S. Bancorp Fund Services, LLC pursuant to a sub-administration servicing agreement. The Adviser will continue to be responsible for the performance of services it delegates to others.

Basis for the Boards' Recommendations

     At a meeting of the Boards held on July 2, 2002, representatives of the Adviser made a presentation regarding the terms of the Transactions. At that meeting, the Boards reviewed the general terms of the proposed transaction, the general structure of CYN and what CYN's role would be upon completion of the Transactions, the reasons for CYN's interest in investing in the Adviser and other subsidiaries of CCM, and the views of the Adviser on the proposed transaction. The Boards further reviewed the terms of the proposed transaction at subsequent meetings held on September 10, 2002 and November 20, 2002, where representatives of the Adviser updated the Boards on the status of the negotiations between CYN and CCM. After discussion, the Boards determined to recommend that the Funds' shareholders vote to approve the New Management Agreement.

     In coming to this recommendation, the Boards gave particular consideration to matters relating to the possible effects on the Adviser and the Funds of the Transactions. Among other things, the Boards considered:

     o    the terms of the agreement between CYN and CCM;

     o the general reputation, financial resources and business activities of CYN;

     o the stated intention of CYN and the Adviser that the Transactions will not change the investment approach or process used by the Adviser in managing the Funds;

     o representations of senior executives of the Adviser that they have no intention of terminating their employment with the Adviser as a result of the Transactions, and representations of CYN that they have no intention of terminating the employment of those executives or the employment of the sub-advisers of the Funds as a result of the Transactions;

     o assurances from the Adviser that it has no plans, as a result of or in connection with the Transactions, to change or discontinue existing arrangements under which it agrees to reimburse certain Fund expenses if certain expenses exceed a certain percentage of average net assets;

     o the fact that the Adviser is willing to continue to provide administrative services to the Funds following the Transactions and that the compensation rates payable by the Funds for those services are not expected to increase as a result of the Transactions; and

     o the potential benefits of the Transactions, including the potential for the Adviser to gain access to CYN's financial resources and the potential for accelerated business growth over time.

     In addition, the Boards considered a wide range of information of the type they regularly consider when determining whether to continue a Fund's management agreement as in effect from year to year. The Boards considered information about, among other things:

     o the Adviser and its personnel (including particularly those personnel with responsibilities for providing services to the Funds), resources and investment process;

     o    the terms of the New Management Agreement;

     o the scope and quality of the services that the Adviser has been providing to the Funds;

     o the investment performance of each Fund and of similar funds managed by other advisers; and

     o the total expense ratios of the Funds and of similar funds managed by other advisors.

     In addition, the Boards considered that the agreements relating to the Transactions provide that CYN will use its commercially reasonable efforts to assure compliance with Section 15(f) of the Investment Company Act. Section 15(f) provides that a mutual fund investment adviser or its affiliates may receive benefits or compensation in connection with a change of control of the investment adviser if two conditions are satisfied. First, for three years after the change of control, at least 75% of the members of the board of any registered investment company advised by the adviser must consist of persons who are not "interested persons," as defined in the Investment Company Act, of the adviser or the predecessor adviser. (No changes in the current composition of the Boards are required to satisfy that condition, nor will the changes proposed in Proposal 2 in this Proxy Statement affect the ability of the AHA Funds' Board to satisfy this condition.) Second, no "unfair burden" may be imposed on any such registered investment company as a result of the change of control transaction or any express or implied terms, conditions or understandings applicable to the transaction. "Unfair burden" means any arrangement, during the two years after the transaction, by which the investment adviser or any "interested person" of the adviser receives or is entitled to receive any compensation, directly or indirectly, from such investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any other person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company.

     After carefully considering the information described above, the Boards, including all Independent Trustees and Directors, unanimously voted to approve the New Management Agreement for the Master Fund and to recommend that the Funds' shareholders vote to approve the New Management Agreement.

     In the event that the shareholders have not approved the New Management Agreement at the time of the close of the Transactions, the Adviser will enter into an interim investment management agreement pursuant to Rule 15a-4 under the Investment Company Act, which will take effect immediately following the close of the Transactions (at which time the Current Management Agreement will terminate due to an assignment). This interim agreement will be in substantially the form set forth in Appendix B but also will include certain provisions required by Rule 15a-4 under the Investment Company Act (such as a maximum term of 150 days, a provision that the Boards or a majority of the Funds' shareholders may terminate the agreement at any time without penalty on not more than 10 days' written notice, and a provision that the compensation earned by the Adviser thereunder will be held in an interest-bearing escrow account until shareholder approval of the New Management Agreement is obtained, after which the amount in the escrow account (together with any interest) will be paid to the Adviser). If a Fund has not received the requisite shareholder approval for the New Management Agreement within 150 days after the closing of the CYN and CCM transaction, the Boards will consider other appropriate arrangements subject to approval in accordance with the Investment Company Act.

Information About the Ownership of the Adviser

     The Adviser is a Delaware limited liability company. The Adviser is majority-owned by CCM. CCM is a holding company that owns and maintains ownership interests (including majority ownership interests) in asset management firms. The business address of CCM is 190 South LaSalle St., Suite 2800, Chicago, Illinois 60603.

     The directors of the Adviser are Douglas D. Peabody, Timothy G. Solberg, R. Daniel Sharp, Richard H. Adler and Jon C. Hunt. The business address of the Adviser is 190 South LaSalle St., Suite 2800, Chicago, Illinois 60603.

Description of the Transactions and Information About CYN

     On January 31, 2003, CCM announced that it had entered into a Purchase Agreement with CYN (the "Purchase Agreement"). As part of that agreement, prior to the close of the Purchase Agreement CCM has agreed to contribute its ownership interests in the Adviser to a newly created company called, Convergent Capital Management, LLC ("New CCM"). CCM will contribute its ownership in the Adviser to New CCM, along with the interests it directly and indirectly owns in certain other of its investment management affiliates, in exchange for securities of New CCM. CYN will purchase the securities of New CCM held directly and indirectly by CCM, the assets of which will include the Adviser.

     In addition, members of the current management of CCM will sell their ownership interest in CCM back to CCM and be eligible to purchase interests in New CCM. Immediately after the close of the Purchase Agreement, it is anticipated that these individuals will own approximately 6% of New CCM and, over time, may be eligible to own another 4% of New CCM. These transactions will result in the automatic termination of the Current Management Agreement. If for some reason the Transactions do not occur, the automatic termination of the Current Management Agreement will not occur, and the New Management Agreement will not be entered into, even if it has been approved by the Funds' shareholders. If shareholder approval is not obtained at the time the Transactions occur, a Fund will enter into an interim advisory agreement with the Adviser. See "Basis for the Boards' Recommendations" above for further information on the interim agreement. As a result of the Transactions, New CCM will become a subsidiary of CYN and the Adviser will therefore become an indirect subsidiary of CYN.

     CYN is a publicly owned company with a market capitalization in excess of $2 billion as of January 31, 2003. CYN is the holding company for City National Bank, California's Premier Private and Business Bank(R) which serves professional and business borrowers and associated individuals with commercial banking and fiduciary needs. Established in 1954, City National Bank provides banking, trust and investment services through 54 offices in 12 California counties. As of December 31, 2002, City National Bank had $11.9 billion in banking assets and $19.5 billion in assets under administration and management. CYN and its affiliates pursue a strategy of ongoing investment in wealth management and asset management businesses.

Certain Interests of Fund Trustees, Directors and Officers

     Douglas D. Peabody and Timothy G. Solberg, each an officer, Trustee and Director of the Funds are also directors, officers or employees of the Adviser. Gregory Francoeur, an officer of the Funds, is also an officer of CCM, an affiliate of the Adviser. Upon consummation of the transaction, Messrs. Peabody and Francoeur will become members of New CCM, although neither will own in excess of 5% of the securities of New CCM. Mr. Peabody will enter into a two year employment agreement with New CCM and Mr. Francoeur will enter into an employment retention agreement with New CCM. Each will be eligible to purchase additional ownership interests in New CCM. In addition, Mr. Peabody currently is an investor in Capital Management Investors, LLC which owns preferred securities of CCM. As a result of the successful completion of the Transactions, Mr. Peabody will receive a pro-rata interest in any proceeds that Capital Management Investors, LLC receives as part of the Transactions.

                                   PROPOSAL 2

                     ELECTION OF DIRECTORS FOR THE AHA FUNDS

              PROPOSAL 2: ELECT BOARD OF DIRECTORS OF THE AHA FUNDS

     The purpose of this proposal is to elect two new members, as well as six of the currently serving members, of the Board of Directors of the AHA Funds (the "AHA Board"). All of the nominees listed below currently are members of the AHA Board, and have served in that capacity continuously since originally elected or appointed. All of the currently serving members, except for Messrs. Doherty and Roob (the "New Members"), have been previously elected to the AHA Board by the shareholders. The New Members and Messrs. Peabody, Ehmann and Oliverio currently serve on the Boards of Trustees of the Master Fund. The New Members were unanimously recommended for election as Directors of the AHA Funds by the AHA Board at a meeting held on September 10, 2002.

     All current Directors and nominees that are elected will serve as Director until a successor is elected and qualified or until death, retirement, resignation or removal. Each nominee has consented to being named herein and to serve if elected. If any nominee is unable to serve because of an event not now anticipated, the persons named as proxies may vote for another person designated by the AHA Board.

     The following table sets forth each nominee's position(s) with the AHA Funds, age, principal occupation during the past five years, other directorships, and the date on which he first became a director of the AHA Funds. Each nominee, except Messrs. Burke, Evans and Yoder, oversees the seven series of the AHA Funds (three of which are not operational as of the date of this proxy statement), the six Portfolios of the Master Fund (two of which are not operational as of the date of this proxy statement) and two series of the CCMA Select Investment Trust (both of which are not operational as of the date of this proxy statement). Messrs. Burke, Evans and Yoder oversee only the seven series of the AHA Funds.


Directors who are interested persons of AHA Funds:

------------------------ ------------------- ------------------------------------ -----------------------------
     Name and Age at      Position(s) Held         Principal Occupation(s)        Other Directorships Held
    December 31, 2002      with AHA Funds            During Past 5 Years
                           and Date First
                             Elected or
                            Appointed to
                               Office
------------------------ ------------------- ------------------------------------ -----------------------------
Douglas D. Peabody, 39*  Director and        Managing Director, CCM Advisors,     Trustee, CCM Advisors Funds
                         President (since    LLC (since Jan. 2001); Managing      (since 2001); Trustee, CCMA
                         2001)               Director Convergent Capital          Select Investment Trust (since
                                             Management, Inc. (since 1999);       2001).
                                             formerly Principal, Eager Manager
                                             Advisory Services (1991 to 1999).

Timothy G. Solberg, 49*  Director (since     Managing Director, CCM Advisors,     None.
                         1995) and           LLC ; (since 2001); formerly
                         Secretary (since    Director of Marketing and Client
                         2001)               Services, Hewitt Investment Group,
                                             a Division of Hewitt Associates
                                             LLC.

     * Messrs. Peabody and Solberg are directors who are "interested persons" of the AHA Funds as defined in the Investment Company Act because they are Managing Directors of the Adviser.

Directors who are not interested persons of AHA Funds:

------------------------ ------------------- ------------------------------------- -----------------------------
     Name and Age at      Position(s) Held         Principal Occupation(s)         Other Directorships Held
    December 31, 2002     with Trusts and            During Past 5 Years
                             Date First
                             Elected or
                            Appointed to
                               Office
------------------------ ------------------- ------------------------------------- -----------------------------
Anthony J. Burke, 37     Director (since     President, American Hospital          None.
                         1999)               Association Financial Solutions,
                                             Inc. (since 1997); formerly,
                                             Marketing Development Director of
                                             AHA Insurance Resources Inc.
                                             (1997 to 1998); prior thereto,
                                             President of A. Burke &
                                             Associates (a marketing
                                             consulting firm).

Charles V. Doherty, 69   Director (since     Managing Director, Madison Advisory   Trustee, CCM Advisors Funds
                         September 2002)     Group (a registered investment        and CCMA Select Investment
                                             adviser); Director, Lakeside Bank;    Trust (since 2001); Trustee,
                                             Director, Knight Trading Group,       Wayne Hummer Investment Trust
                                             Inc. (holding company for             (an open-end investment
                                             securities broker); Director, Howe    company); formerly Trustee,
                                             Barnes Investments, Inc.              Wayne Hummer Money Fund Trust
                                             (securities broker); Director,        (an open-end investment
                                             Brauvin Capital Trust, Inc. (REIT);   company) (1994-1999).
                                             Director, Bank of America Financial
                                             Products, Inc.

Frank A. Ehmann, 69      Director (since     Retired. Director, American           Trustee, CCMA Select
                         1991)               Healthways (provider of diabetes      Investment Trust (since 2001);
                                             and cardiac disease management        Director, SPX Corp. (global
                                             services to health plans and          provider of technical products
                                             hospitals) (since 1989); Director,    and systems, industrial
                                             Genderm Corp. (dermatology company    products and services, flow
                                             offering prescription and             technology and service
                                             non-prescription treatments for       solutions) (since 1989);
                                             skin conditions) (1997-2000).         formerly Director and

                                                                                   President, United Stationers
                                                                                   (wholesale distributor of
                                                                                   business, computer, and
                                                                                   facilities management
                                                                                   products).

Richard John Evans, 50   Director (since     Chief Financial Officer, American     None.
                         1995)               Hospital Association (since Dec.
                                             1999); formerly, Vice
                                             President/Finance, American
                                             Hospital Association (1995-1999).

John D. Oliverio, 50     Director (since     Chief Executive Officer, President    Trustee, CCMA Select
                         1995)               and Director, Wheaton Franciscan      Investment Trust (since 2001);
                                             Services, Inc. (parent organization   Director, Hewitt Series Trust
                                             for more than 100 health and          (an open-end investment
                                             shelter service organizations)        company) (since 1998) (2
                                             (since 1984); Director of the         portfolios).
                                             following: Affinity Health Systems
                                             (since 1995); Covenant Health Care
                                             System (since 1989); All Saints
                                             Health System (since 1992);
                                             Franciscan Ministries, Inc. (the
                                             holding company for Wheaton
                                             Franciscan Services, Inc.'s
                                             housing entities) (since 1998)
                                             and United Health System (since
                                             1998).

Edward M. Roob, 67       Director (since     Retired; prior thereto, Senior Vice   Trustee, CCM Advisors Funds
                         September 2002)     President, Daiwa Securities           and CCMA Select Investment
                                             America, Inc. (1986-1993);            Trust (since 2001); Director,
                                             Arbitrator, New York Stock Exchange   Brinson Funds, Inc. (since
                                             and National Association of           1994); Director, Brinson
                                             Securities Dealers; Trustee, Fort     Relationship Funds (since
                                             Dearborn Income Securities, Inc.      1994); Director, Brinson
                                             (since 1994); Director, UBS Trust     Supplementary Trust (since
                                             Company (since 1993); Committee       1997) (1 portfolio).
                                             Member, Chicago Stock Exchange
                                             (1993 to 1999).

John L. Yoder, 71        Director (since     Vice President, The Princeton         None.
                         1988)               Agency, Inc. (since Dec. 2002);
                                             formerly, Vice President, Princeton
                                             Insurance Co. (1995-2002).


     The address of Messrs. Peabody and Solberg is 190 South LaSalle Street, Suite 2800, Chicago, Illinois 60603. The address of Mr. Burke is One North Franklin, Chicago, Illinois 60606; that of Mr. Doherty is 70 West Madison, Suite 1400, Chicago, IL 60602; that of Mr. Ehmann is 864 Bryant Avenue, Winnetka, Illinois 60093; that of Mr. Evans is One North Franklin, Chicago, IL 60606; that of Mr. Oliverio is 26 West 171 Roosevelt Road, Wheaton, Illinois 60189; that of Mr. Roob is 841 Woodbine Lane, Northbrook, Illinois 60062 and that of Mr. Yoder is 19 Tankard, Washington Crossing, Pennsylvania 18977.

     Officers. Messrs. Peabody and Solberg are President and Secretary of AHA Funds, respectively. The preceding table gives more information about Messrs. Peabody and Solberg. The following table sets forth each other officer's name, position with AHA Funds, age, principal occupation during the past five years, other directorships, and the date on which he first became an officer of AHA Funds. Each officer serves until his successor is chosen and qualified or until his resignation or removal by the board of directors.

------------------------- ----------------- ------------------------------------ ------------------------------
      Name and Age at       Position(s)           Principal Occupation(s)        Other Directorships Held,
     December 31, 2002       Held with              During Past 5 Years
                          Trusts and Date
                           First Elected
                          or Appointed to
                               Office
------------------------- ----------------- ------------------------------------ ------------------------------
Gregory P. Francoeur, 31  Treasurer         Director of Finance, Convergent      None.
                          (since 2002)      Capital Management, Inc. (since
                                            1997); prior thereto, Auditor,
                                            Price Waterhouse LLP (1993-1997).

James A. Henderson, 60    Vice President    Vice President, Corporate Counsel    None.
                          (since 1988)      and Assistant Secretary, American
                                            Hospital Association (since 1984);
                                            Secretary, AHA Financial
                                            Solutions, Inc. (since 1995);
                                            Secretary, Heath Forum, Inc.
                                            (since 1988).)

     The address of each officer is 190 South LaSalle, Suite 2800, Chicago, Illinois 60603.

Directors' Compensation; Share Ownership; Meetings and Committees

     Directors, other than those who are affiliated with the Adviser, the investment managers or the Fund's distributor, receive $1,000 for each quarterly meeting of the AHA Board attended and $500 for each special meeting of the AHA Board attended and for any committee meeting (not held on the date of a quarterly AHA Board meeting) attended, plus reimbursement of related expenses.

The following table shows the compensation paid to Directors of the AHA Funds during the fiscal year ended June 30, 2002.

                                                        Aggregate Compensation
                                                        From the AHA Funds and
                             Aggregate Compensation    the Fund Complex Paid to
        Name of Director       From the AHA Funds            Directors(1)
   Douglas D. Peabody(2)              None                       None
   Timothy G. Solberg(2)              None                       None
   Anthony J. Burke(2)                None                       None
   Charles V. Doherty(3)              None                      $2000
   Frank A. Ehmann                   $5000                      $8000
   Richard John Evans(2)              None                       None
   John D. Oliverio                  $5000                      $8000
   Edward M. Roob(3)                  None                      $3000
   Thomas J. Tucker(3)               $5000                      $5000
   John L. Yoder                     $5000                      $5000

(1) Messrs. Doherty, Ehmann, Oliverio, Peabody and Roob also serve on the Board of Trustees of CCM Advisors Funds and the Board of Trustees of the CCMA Select Investment Trust. Because the CCMA Select Investment Trust was not operational, each non-interested Trustee of CCMA Select Investment Trust was compensated by CCM Advisors, LLC. Messrs. Ehmann, Oliverio and Roob were each paid $2000. Mr. Doherty was paid $1000. This amount is not included in the Total Compensation from AHA Funds and Fund Complex Paid to Directors.

(2)  Non-compensated Director.

(3) Mr. Tucker resigned as a Director in September 2002. Messrs. Doherty and Roob were appointed as Directors in September 2002.

Share Ownership. As of December 31, 2002, no Directors or officers owned beneficially or of record any security of any Fund nor did any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with CCM Advisors, LLC (the "Adviser"), own shares of any Fund. As of December 31, 2002, no Director "beneficially" owned (within the meaning of that term as defined in Rule 16a-1(a)(2) under the Securities Exchange Act of 1934) any shares of any Fund.

Meetings and Committees. The current AHA Board consists of two interested and five non-interested Trustees.

     Audit Committee. The Audit Committee, consisting of Messrs. Doherty, Ehmann, Oliverio, Roob and Yoder, all of whom are non-interested Directors, recommends to the AHA Board the independent accountants to serve as auditors, and confers with the independent accountants the scope and results of the audit.

     Governance Committee. The Governance Committee, consisting of all the non-interested Directors, recommends to the AHA Board, among other things, nominees for Director who are not "interested persons" of the AHA Funds.

     Executive Committee. The Executive Committee, consisting of Mr. Peabody, an interested Director, and Mr. Doherty, a non-interested Director, is authorized to take certain actions delegated to it by the full AHA Board and to exercise the full powers of the AHA Board under circumstances when the AHA Board as a whole will not be able to meet.

     Valuation Committee. The Valuation Committee, consisting of Mr. Peabody, an interested Director, and Messrs. Doherty, Ehmann, Oliverio and Roob, all of whom are non-interested Directors, has oversight responsibility for, among other things, determining and monitoring the value of the Funds' assets.

     Record of Board and Committee Meetings. The AHA Board and the Committees held the following numbers of meetings during the fiscal year ended June 30, 2002:

                  AHA Board                          4
                  Audit Committee                    2
                  Governance Committee               0
                  Executive Committee                0
                  Valuation Committee                0

     During the most recently completed fiscal year, each of the current Directors attended more than 75% of the meetings of the AHA Board and the committees of which such Director was a member.

     For each Fund, a majority of the votes cast at the Meeting by shareholders of that Fund, if a quorum is represented, is required for the election of each Director.

THE AHA BOARD RECOMMENDS THAT THE SHAREHOLDERS OF EACH AHA FUND VOTE FOR EACH NOMINEE IN PROPOSAL 2.

                                OTHER INFORMATION

Principal Underwriter's Address. The address for Quasar Distributors, LLC, the principal underwriter for the AHA Funds is 615 East Michigan Street, Milwaukee, Wisconsin 53202. The Master Fund does not have a principal underwriter.

Fund Annual and Semiannual Reports. The Funds have previously sent their Annual Report and any subsequent Semiannual Reports to their shareholders. You can obtain a copy of these Reports without charge by writing to U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

Outstanding Shares and Significant Shareholders. Shareholders of record at the close of business on December 30, 2002 are entitled to notice of and to vote at the Meeting and any adjourned session. Appendix D to this Proxy Statement lists for each Fund the total number of shares outstanding as of December 30, 2002 for each class of shares of the Funds entitled to vote at the Meeting. It also identifies holders of more than 5% of each Fund and contains information about the shareholdings in the Funds by the Trustees, Directors and the executive officers of the Funds. As of December 30, 2002, Sherman Hospital, an Illinois corporation, may be deemed to control the Limited Maturity Fixed Income Fund, and Baptist Health Care Corporation, a Florida corporation, and Lee Hospital, a Pennsylvania corporation, may be deemed to control the Balanced Fund by virtue of owning more than 25% of the outstanding shares of such Funds. Sherman Hospital owned of record and beneficially owned directly 26% of the outstanding shares of the Limited Maturity Fixed Income Fund. Baptist Health Care Corporation and Lee Hospital owned of record and beneficially owned directly 48% and 37%, respectively, of the outstanding shares of the Balanced Fund. These control relationships will continue to exist until such time as each of the above-described share ownership represents 25% or less of the outstanding shares of the respective Funds. Through the exercise of voting rights with respect to shares of the Portfolio the controlling person set forth above may be able to determine the outcome of shareholder voting on matters to which approval of shareholders is required.

Information About Proxies and the Conduct of the Meeting

Solicitation of Proxies. Proxies will be solicited primarily by mailing this Proxy Statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interview or e-mail by officers of the Funds or by employees or agents of the Adviser.

Costs of Solicitation. All of the costs of the Meeting will be paid by the Adviser. None of these costs will be borne by the Funds or their shareholders.

Voting and Tabulation of Proxies. Shares represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of the Proposals, as applicable. You may vote by mailing the enclosed proxy card. If you mail the enclosed proxy and no choice is indicated for a proposal listed in the attached Notice of Meeting, your proxy will be voted in favor of that proposal. At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by sending a signed, written letter of revocation to the Secretary of the Funds, (ii) by properly executing a later-dated proxy (by any of the methods of voting described above) or (iii) by attending the Meeting, requesting return of any previously delivered proxy and voting in person.

     Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Funds as tellers for the Meeting (the "Tellers"). A majority of the shares of any Funds outstanding on the record date, present in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of that Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in-favor of any proposal, these shares will have the same effect as if they cast votes against the proposal. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

Required Vote. For each Fund, the vote required to approve the New Management Agreement and the Board of Directors is a majority of the shares of that Fund that are present at the Meeting, if the holders of more than 50% of the shares of Fund outstanding as of the record date are present or represented by proxy at the Meeting. If the required vote is not obtained for any Fund, the Boards will consider what other actions to take in the best interests of the Fund.

Adjournment, Other Business. If any Fund has not received enough votes by the time of the Meeting to approve that Fund's New Management Agreement, the persons named as proxies may propose that the Meeting be adjourned one or more times as to that Fund to permit further solicitation of proxies. Any adjournment requires the affirmative vote of a majority of the total number of shares of that Fund that are present in person or by proxy when the adjournment is being voted on. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the relevant Fund's New Management Agreement. They will vote against any such adjournment any proxy that directs them to vote against the New Management Agreement. They will not vote any proxy that directs them to abstain from voting on the New Management Agreement.

     The Meeting has been called to transact any business that properly comes before it. The only business that management of the Funds intends to present or knows that others will present is the approval of the Proposals. If any other matters properly come before the Meeting and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Funds has previously received written contrary instructions from the shareholder entitled to vote the shares.

Shareholder Proposals at Future Meetings. The Funds do not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Funds must be received by the applicable Fund in writing a reasonable time before such Fund begins to print and mail proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting. You may submit shareholder proposals to the Secretary of the Funds, 190 South LaSalle Street, Suite 2800, Chicago, IL 60603.


Appendix A

                                                                                                  Description of Board Action
                    Date of Last Submission of Current  Advisory Fee Rate                         Regarding Current Management
                   Management Agreement for Shareholder (as a % of Average   Date of Current      Agreement since Beginning of
 Name of Portfolio  Approval and Reason for Submission  Daily Net Assets)  Management Agreement   Portfolio's Last Fiscal Year
 -----------------  ----------------------------------  ------------------ --------------------   ----------------------------
Limited Maturity   February 28, 2001.  Shareholders        0.50%             November 1, 2001   On October 2, 2001, the Board
Fixed Income       approved the form of the Current                                             approved the Current Management
Portfolio          Management Agreement in connection                                           Agreement.
                   with the appointment of a new
                   investment adviser and conversion to
                   Master Fund/Feeder Fund structure.

Full Maturity      February 28, 2001.  Shareholders        0.50%             November 1, 2001   On October 2, 2001, the Board
Fixed Income       approved the form of the Current                                             approved the Current Management
Portfolio          Management Agreement in connection                                           Agreement.
                   with the appointment of a new
                   investment adviser and conversion to
                   Master Fund/Feeder Fund structure.

Balanced Portfolio February 28, 2001.  Shareholders        0.75%             November 1, 2001   On October 2, 2001, the Board
                   approved the form of the Current                                             approved the Current Management
                   Management Agreement in connection                                           Agreement.
                   with the appointment of a new
                   investment adviser and conversion to
                   Master Fund/Feeder Fund structure.

Diversified Equity February 28, 2001.  Shareholders        0.75%             November 1, 2001   On October 2, 2001, the Board
Portfolio          approved the form of the Current                                             approved the Current Management
                   Management Agreement in connection                                           Agreement.
                   with the appointment of a new
                   investment adviser and conversion to
                   Master Fund/Feeder Fund structure.



Appendix B

                         INVESTMENT MANAGEMENT AGREEMENT

     AGREEMENT made as of , 2003 by and between CCM Advisors, LLC, a limited liability company organized under the laws of the state of Delaware (the "Adviser") and CCM Advisors Funds, a business trust organized under the laws of the state of Delaware (the "Trust") on behalf of the series listed on Schedule A (each a "Portfolio"):

     WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, the Trust issues shares of beneficial interest in each Portfolio (the "Shares") registered under the 1940 Act pursuant to a registration statement filed with the Securities and Exchange Commission (the "SEC") on March 20, 2001, as amended from time to time (the "Registration Statement");

     WHEREAS, the Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act") and has filed notification filings under all applicable state securities laws;

     WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to each Portfolio; and

     WHEREAS, the Adviser is willing to provide investment advisory services to each Portfolio, in the manner and on the terms and conditions set forth below;

     NOW, THEREFORE, in consideration of their mutual promises, the Trust, on behalf of each Portfolio, and the Adviser agree as follows:

                                    ARTICLE 1
                              Employment of Adviser

     1.1 The Trust hereby employs the Adviser to act as investment adviser for and to manage, or arrange for the management of, the investment and reinvestment of the assets of each Portfolio, to the extent requested by and subject to the supervision and control of, the Board of Trustees of the Trust (the "Board") for the period and upon the terms herein set forth.

     1.2 The Adviser accepts such employment and agrees during such period at its own expense to arrange for the services to be rendered, and to assume the obligations herein set forth for the compensation herein provided. In connection therewith, the Adviser will retain one or more subadvisers to render such services and to assume the obligations set forth herein, subject to the provisions of the 1940 Act and the Advisers Act.

     1.3 The Adviser shall for all purposes be deemed to be an independent contractor, and unless otherwise expressly provided or authorized shall have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust or a Portfolio. Notwithstanding the foregoing, the Adviser shall, for the purposes of this agreement, have authority to act as agent for each Portfolio, subject to supervision by the Board.

     1.4 The services of the Adviser herein provided are not to be deemed exclusive and the Adviser shall be free to render similar services or other services to others so long as its services hereunder shall not be impaired thereby.

                                    ARTICLE 2
                                Duties of Adviser

     2.1 Investment Management Services.

          (a) Subject to the general supervision of the Board, the Adviser shall provide general, overall advice and guidance with respect to each Portfolio and provide advice and guidance to the Board. In discharging these duties the Adviser shall, through one or more subadvisers engaged by it, provide a continuous investment program for each Portfolio and determine the composition of the assets of each Portfolio, including determination of the purchase, retention or sale of the securities, cash and other investments for each Portfolio. In performing these duties, the Adviser, indirectly through others selected by the Adviser, shall:

               (i) perform research and obtain and evaluate pertinent economic, statistical, and financial data relevant to the investment policies of each Portfolio as set forth in the Registration Statement;

               (ii) seek out and implement specific investment opportunities, consistent with any investment strategies approved by the Board;

               (iii) take such steps as are necessary to implement any overall investment strategies approved by the Board for each Portfolio, including making and carrying out day-to-day decisions to acquire or dispose of permissible investments, managing investments and any other property of each Portfolio, and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments;

               (iv) regularly report to the Board with respect to the implementation of any approved overall investment strategy and any other activities in connection with management of the assets of each Portfolio, including furnishing, within 60 days after the end of each calendar quarter, a statement of all purchases and sales during the quarter and a schedule of investments and other assets of each Portfolio as of the end of the quarter;

               (v)   maintain  all  required   accounts,   records,   memoranda,
          instructions  or   authorizations   relating  to  the  acquisition  or
          disposition of investments for each Portfolio; and

               (vi) assist in determining each business day the net asset value of the shares of each Portfolio in accordance with applicable law; and

          (b) Notwithstanding the responsibilities of the Adviser, neither the Adviser nor its employees shall be required to evaluate the merits of investment selections or decisions made by the subadviser or be required to approve the selections or decisions, or to confirm their compliance with applicable investment policies and restrictions; these responsibilities being within the duties of the subadviser(s);

          (c) The Adviser shall consult with the Board and furnish to the Board recommendations with respect to an overall investment strategy for each Portfolio for approval, modification, or rejection by the Board;

          (d) The Adviser's and any subadviser's services shall be subject always to the control and supervision of the Board, the restrictions of the Declaration of Trust and Bylaws of the Trust, as amended from time to time, the provisions of the 1940 Act, the statements relating to each Portfolio's investment objective or objectives, investment policies and investment restrictions as set forth in the then-current Registration Statement, and any applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"). The Trust has furnished or will furnish the Adviser with copies of the Registration Statement, Declaration of Trust, and Bylaws as currently in effect and agrees during the continuance of this agreement to furnish the Adviser with copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Adviser will be entitled to rely on all documents furnished by the Trust.

          (e) The Adviser represents that it shall make every effort to ensure that each Portfolio continuously qualifies as a Regulated Investment Company under Subchapter M of the Code or any successor provision. Except as instructed by the Board, the Adviser shall also make decisions for each Portfolio as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to each Portfolio's portfolio securities shall be exercised. Should the Board at any time make any determination as to investment policy and notify the Adviser thereof, the Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked.

          (f) In connection with the acquisition or disposition of securities described in Section 2.1(a) (iii), the Adviser and subadviser(s) may place orders for the purchase or sale of portfolio investments for the account of each Portfolio with brokers or dealers selected by it and, to that end, the Adviser and subadviser(s) are authorized as agents of each Portfolio to give instructions to the custodian(s) of each Portfolio as to deliveries of securities and payments of cash for the account of each Portfolio. In connection with the selection of brokers or dealers and the placing of purchase and sale orders with respect to assets of each Portfolio, the Adviser and subadviser(s) are directed at all times to seek to obtain the best combination of net price and execution under the circumstances within the policy guidelines set forth in the current Registration Statement. Subject to this requirement and the provisions of the Advisers Act, the 1940 Act, and other applicable provisions of law, the Adviser and subadviser(s) may select brokers or dealers with which it, any subadviser or the Portfolio is affiliated.

          (g) In addition to seeking the best combination of net price and execution under the circumstances, the Adviser and subadviser(s) may also take into consideration research and statistical information and wire and other quotation services provided by brokers and dealers to the Adviser and subadviser(s). The Adviser and subadviser(s) are also authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Adviser and subadviser(s) determine in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or Adviser's overall responsibilities with respect to each Portfolio. The policies with respect to brokerage allocation, determined from time to time by the Board are those disclosed in the Registration Statement. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this agreement or otherwise. The Adviser and subadviser(s) periodically will evaluate the statistical data, research and other investment services provided to it by brokers and dealers. Such services may be used by the Adviser or a subadviser in connection with the performance of its obligations under this agreement or in connection with other advisory or investment operations including using such information in managing its own accounts.

          (h) Nothing in this agreement shall preclude the aggregation of orders for sale or purchase of securities or other investments by two or more series of the Trust or by the Trust and other accounts (collectively, "Advisory Clients") managed by the Adviser or subadviser, provided that:
     (i) the Adviser or a subadviser's actions with respect to the aggregation of orders for multiple Advisory Clients, including each Portfolio, are consistent with the then-current positions in this regard taken by the Securities and Exchange Commission or its staff through releases, "no-action" letters, or otherwise; and (ii) the Adviser's policies with respect to the aggregation of orders for multiple Advisory Clients have been previously submitted and approved by the Board.

                                    ARTICLE 3
                       Allocation of Charges and Expenses

     3.1 Charges and Expenses Allocated to the Adviser.

     The Adviser shall provide all executive, administrative, clerical and other personnel necessary to operate each Portfolio and shall pay the salaries and other costs of employing all of these persons. The Adviser shall also furnish each Portfolio with office space, facilities, and equipment and shall pay the day to day expenses related to the operation and maintenance of such office space, facilities and equipment. All expenses incurred in the organization of each Portfolio, including legal and accounting expenses and certain costs of registering securities of each Portfolio under federal securities law and qualifying for sale under state securities laws, shall also be paid by the Adviser. The Adviser shall assume and pay all expenses incurred by it in connection with managing the assets of each Portfolio, including paying the subadviser(s).

     3.2 Charges and Expenses Allocated to each Portfolio.

          (a) Each Portfolio shall be responsible for payment of all expenses it may incur in its operation and all of its general administrative expenses except those expressly assumed by the Adviser as described in Section 3.1 above. These include (by way of description and not of limitation), any share redemption expenses, expenses of portfolio transactions, shareholder servicing costs, pricing costs, interest on borrowings by the Portfolio, charges of the custodians and transfer agent, if any, cost of auditing services, all taxes and fees, investment advisory fees (other than subadvisory fees), certain insurance premiums, investor services (including allocable personnel and telephone expenses), the cost of paying dividends and capital gains distributions, and any extraordinary expenses, including litigation costs in legal actions involving the Portfolio, or costs related to indemnification of directors, officers and employees of the Trust.

          (b) Each Portfolio shall be free to retain at its expense other persons to furnish it with any services whatsoever, including, without limitation, statistical, factual or technical information or advice.

                                    ARTICLE 4
                           Compensation of the Adviser

     4.1 For the services to be rendered, the facilities to be furnished and the payments to be made by the Adviser, as provided herein, each Portfolio shall pay to the Adviser for each month of the Portfolio's fiscal year on the last day of each such month a fee based upon the average daily net assets of the Portfolio, as determined pursuant to the Portfolio's Registration Statement, as specified on Schedule A of this agreement.

     4.2 For the month and year in which this agreement becomes effective or terminates there shall be an appropriate proration on the basis of the number of days that the agreement is in effect during the month and year respectively.

     4.3 If the net asset value is not required to be determined on any particular business day, then for the purpose of the foregoing computations, the net asset value of a share as last determined shall be deemed to be the net asset value of a share as of the close of business on that day.

     4.4 In connection with purchases or sales of portfolio securities for the account of each Portfolio, neither the Adviser, any subadviser, nor any officer, director, shareholder or other affiliate of the Adviser or any subadviser nor any officer, trustee, shareholder or other affiliate of the Trust shall: (i) act as agent and accept any compensation other than its compensation provided for in this agreement, except in the course of such person's business as an underwriter or broker; or (ii) act as broker and accept any commission, fee, or other remuneration in excess of the limits prescribed in the 1940 Act and the rules promulgated thereunder.

     4.5 The Adviser agrees that in all matters relating to the management of the investment of the assets of the Portfolio, it will act in conformity with the Registration Statement, Declaration of Trust, and Bylaws of the Trust then in effect.

                                    ARTICLE 5
                            Limitations of Liability

     5.1 The Adviser shall give each Portfolio the benefit of the Adviser's best judgment and efforts in rendering services under this agreement; provided, that the Adviser shall not be liable for any error of judgment or import of law, or for any loss suffered by the Trust in connection with the matters to which this agreement relates, except loss resulting from: (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties under this agreement; (ii) its reckless disregard of its obligations and duties under this agreement; or (iii) a breach of Section 2.1(e) of this agreement.

                                    ARTICLE 6
                                Books and Records

     6.1 The Adviser hereby undertakes and agrees to maintain, in the form and for the period required, all records relating to each Portfolio's investments that are required to be maintained by the Portfolio pursuant to applicable law.

     6.2 The Adviser agrees that all books and records which it maintains for each Portfolio are the property of the Trust and further agrees to surrender promptly to the Trust any such books, records or information upon the Trust's request. All such books and records shall be made available, within five business days of a written request, to the Trust's accountants or auditors during regular business hours at the Adviser's offices. The Trust or its authorized representative shall have the right to copy any records in the possession of the Adviser which pertain to the Trust. Such books, records, information or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this agreement, all such books, records or other information shall be returned to the Trust free from any claim or assertion of rights by the Adviser.

     6.3 The Adviser further agrees that it will not disclose or use any records or information obtained pursuant to this agreement in any manner whatsoever except as authorized in this agreement and that it will keep confidential any information obtained pursuant to this agreement and disclose such information only if the Trust has authorized such disclosure, or if such disclosure is required by federal or state regulatory authorities.

                                    ARTICLE 7
                   Duration and Termination of this Agreement

     7.1 This agreement shall not become effective unless and until the later of the time at which it is approved by the Board, including a majority of trustees who are not parties to this agreement or interested persons of any such party to this agreement, or the time at which it is approved by a majority of each Portfolio's outstanding voting securities as required by the 1940 Act. This agreement shall come into full force and effect on the later of such two dates. The agreement shall continue in effect for two years and shall thereafter continue in effect from year to year so long as such continuance is specifically approved at least annually by: (i) the Board, or by the vote of a majority of each Portfolio's outstanding voting securities; and (ii) a majority of those trustees who are not parties to this agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

     7.2 Termination.

          (a) This agreement may be terminated at any time, without penalty, by vote of the Board or by vote of the holders of a majority of a Portfolio's outstanding voting securities, or by the Adviser, on sixty (60) days' written notice to the other party.

          (b) This agreement may be terminated at any time without the payment of any penalty by vote of the Board in the event that it shall have been established by a court of competent jurisdiction that the Adviser or any officer or director of the Adviser has taken any action which results in a breach of the covenants of the Adviser set forth herein.

          (c) This agreement shall automatically terminate in the event of its assignment.

                                    ARTICLE 8
                          Amendments to this Agreement

     8.1 This agreement may be amended by the parties only if such amendment is specifically approved by: (i) the vote of a majority of each Portfolio's outstanding voting securities; and (ii) a majority of those trustees who are not parties to this agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

     8.2 Notwithstanding anything herein to the contrary, this agreement may be amended by the parties without the vote or consent of shareholders of each Portfolio to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem necessary to conform this Agreement to the requirements of applicable federal laws or regulations, but neither the Trust nor the Adviser shall be liable for failing to do so.

                                    ARTICLE 9
                                     Notices

     9.1 Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

                  If to the Trust:

                           CCM Advisors Funds
                           190 S. LaSalle Street, Suite 2800
                           Chicago, IL  60603

                           Attn:  Douglas D. Peabody

                  If to the Adviser:

                           CCM Advisors, LLC.
                           190 S. LaSalle Street, Suite 2800
                           Chicago, Illinois  60603
                           Attn:  Douglas D. Peabody

                                   ARTICLE 10
                            Miscellaneous Provisions

     10.1 Other Relationships. It is understood that the officers, trustees, agents, shareholders and other affiliates of the Trust are or may be interested in the Adviser as officers, directors, agents, shareholders, affiliates or otherwise, and that the officers, directors, shareholders, agents and other affiliates of the Adviser may be interested in the Trust otherwise than as a shareholder.

     10.2 Definitions of Certain Terms. The terms "assignment," "affiliated person" and "interested person", when used in this agreement, shall have the respective meanings specified in the 1940 Act. The term "majority of the outstanding voting securities" means the lesser of: (a) 67% or more of the votes attributable to Shares of the Portfolio or the Trust, as appropriate, present at a meeting if the holders of more than 50% of such votes are present or represented by proxy; or (b) more than 50% of the votes attributable to Shares of the Portfolio or the Trust, as appropriate.

     10.3 Applicable Law.

          (a) This agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of Illinois without regard to conflicts of law principles or precedents.

          (b) This agreement shall be subject to the provisions of the 1933 Act, the 1940 Act and the Securities Exchange Act of 1934, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant and the terms hereof shall be interpreted and construed in accordance therewith.

     10.4 Severability. If any provision of this agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this agreement shall not be affected thereby.

     10.5 Captions. The captions in this agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

     10.6 Counterparts. This agreement may be executed simultaneously in multiple counterparts, each of which taken together shall constitute one and the same instrument.

     10.7 Cooperation with Authorities. Each party hereto shall cooperate with the other party and all appropriate governmental authorities (including without limitation the SEC) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this agreement or the transactions contemplated hereby.

     10.8 Cumulative Rights. The rights, remedies and obligations contained in this agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

     10.9 Compensation of Officers, Trustees and Employees. No trustee, officer or employee of the Trust shall receive from the Trust any salary or other compensation as a trustee, officer or employee of the Trust while at the same time holding a position as a director, officer, partner, member or employee of the Adviser. This paragraph shall not apply to consultants and other persons who are not regular members of the Adviser's staff.

     10.10 Non-Liability of Trustees and Shareholders. A copy of the declaration of trust of the Trust is on file with the Secretary of State of the State of Delaware, and notice is hereby given that this instrument is executed on behalf of the Trust by officers of the Trust as officers and not individually. Any obligation of the Trust hereunder shall be binding only upon the assets of the Trust (or applicable series thereof) and shall not be binding upon any Trustee, officer, employee, agent or shareholder of the Trust. Neither the authorization of any action by the Trustees or shareholders of the Trust nor the execution of this agreement on behalf of the trust shall impose any liability upon any Trustee, officer or shareholder of the Trust.

     IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed in their names and on their behalf by their duly authorized officers all on the day and year first above written.

                                        CCM ADVISORS, LLC


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------



                                        CCM ADVISORS FUNDS


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------



                                   Schedule A

Limited Maturity Fixed Income Master Portfolio                0.50%
Full Maturity Fixed Income Master Portfolio                   0.50%
Diversified Equity Master Portfolio                           0.75%
Balanced Master Portfolio                                     0.75%



Appendix C

               COMPENSATION PAID BY EACH PORTFOLIO TO THE ADVISER
            FOR EACH PORTFOLIO'S LAST FISCAL YEAR ENDED JUNE 30, 2002


  --------------------------------------- ------------------ -------------------
                                                               Administrative
                                            Advisory Fees       Fees Paid to
  Name of Portfolio                        Paid to Adviser        Adviser
  --------------------------------------- ------------------ -------------------
  Limited Maturity Fixed Income Portfolio        $237,003            $13,896
  --------------------------------------- ------------------ -------------------
  Full Maturity Fixed Income Portfolio           $121,907            $12,127
  --------------------------------------- ------------------ -------------------
  Balanced Portfolio                             $121,168            $13,331
  --------------------------------------- ------------------ -------------------
  Diversified Equity Portfolio                   $447,032            $13,335
  --------------------------------------- ------------------ -------------------


Appendix D

                     Shares Outstanding and Entitled to Vote



As of December 30, 2002, only Class I shares of the Fund were outstanding. The number of shares outstanding and entitled to vote at the Meeting as of December 30, 2002, was as follows:



                                           Number of Shares Outstanding and
Name of Fund                                        Entitled to Vote

AHA Limited Maturity Fixed Income Fund                  8,259,183.763

AHA Full Maturity Fixed Income Fund                     3,400,262.419

AHA Balanced Fund                                       3,561,255.239

AHA Diversified Equity Fund                             6,014,725.335



Ownership of Shares

As of December 30, 2002, the Trustees, Directors and Officers of the Funds, individually and as a group, owned less than one percent of each class of shares of each Fund.



As of December 30, 2002, the following persons owned of record or beneficially 5% or more of the shares of the noted class of the Fund and the same percentage of shares of the Fund:

                     AHA Limited Maturity Fixed Income Fund

                                                             Percentage of Total Outstanding
Shareholder                             Class                             Shares
Sherman Hospital
934 Center St.                             I                              26.26%
Elgin, IL  60120

Laughlin Memorial Hospital                 I                              16.03%
1420 Tusculum Blvd.
Greenville, TN 37745

Lewistown Hospital
400 Highland Ave.                          I                              14.78%
Lewistown, PA  17044

                                                             Percentage of Total Outstanding
Shareholder                             Class                             Shares
Vail Valley Medical Center
181 W. Meadow Drive                        I                              7.99%
Vail, CO  81657

Trinity Hospital
380 Summit Ave.                            I                              5.25%
Steubenville, OH  43952


                       AHA Full Maturity Fixed Income Fund

                                                             Percentage of Total Outstanding
Shareholder                           Class                               Shares
Baptist Health Care Corporation
1000 W. Moreno St.                       I                                23.11%
Pensacola, FL  32522

Lee Hospital
320 Main St.                             I                                19.86%
Johnstown, PA  15901

Vail Valley Medical Center
181 W. Meadow Drive                      I                                14.82%
Vail, CO  81657

Lewistown Hospital
400 Highland Ave.                        I                                12.01%
Lewistown, PA  17044

Dearborn County Hospital
600 Wilson Creek Rd.                     I                                9.87%
Lawrenceburg, IN  47025

Escambia County
P.O. Box 469                             I                                5.80%
Brewton, AL 36427


                                AHA Balanced Fund

                                                             Percentage of Total Outstanding
Shareholder                           Class                               Shares
Baptist Health Care Corporation
1000 W. Moreno St.                       I                                48.20%
Pensacola, FL  32522

Lee Hospital
320 Main St.                             I                                37.03%
Johnstown, PA  15901

Flathead Asset Replacement Fund
325 Claremont St.                        I                                13.35%
Kalispell, MT  59901


                           AHA Diversified Equity Fund
                                                             Percentage of Total Outstanding
Shareholder                           Class                               Shares
Laughlin Memorial Hospital
1420 Tusculum Blvd.                      I                                22.29%
Greeneville, TN  37745
Grande Ronde
900 Sunset Dr.                           I                                11.00%
LaGrande, OR  97850
Baptist Health Care Corporation
1000 W. Moreno St.                       I                                8.37%
Pensacola, FL  32522
Lewistown Hospital
400 Highland Ave.                        I                                8.36%
Lewistown, PA  17044
Lee Hospital
320 Main St.                             I                                5.54%
Johnstown, PA  15901
Flathead Asset Replacement Fund
325 Claremont St.                        I                                5.02%
Kalispell, MT  59901




                                                                      PROXY CARD

                           AHA INVESTMENT FUNDS, INC.
                       LIMITED MATURITY FIXED INCOME FUND

This proxy is solicited by the Board of Directors of AHA Investment Funds, Inc. (the "AHA Funds") for use at a special meeting of shareholders of each of Limited Maturity Fixed Income Fund, Full Maturity Fixed Income Fund, Balanced Fund and Diversified Equity Fund (each a "Feeder Fund" and, collectively, the "Feeder Funds") called to be held on March 25, 2003.

The undersigned hereby appoints Michael Peck and Douglas D. Peabody, and each of them, attorneys and proxies of the undersigned, each with the power of substitution and resubstitution, to attend, and to vote all shares of the Feeder Fund at the above-referenced meeting of shareholders and any adjournment or adjournments thereof and to vote all shares of the Feeder Fund that the undersigned may be entitled to vote with respect to the following proposals, in accordance with the specifications indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting. The undersigned hereby acknowledges receipt of the notice of special meeting of shareholders of the Feeder Fund and the proxy statement dated February __, 2003.

Note: Please sign exactly as name(s) appear(s) hereon. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized officer. Each joint owner should sign personally. When signing as a fiduciary, please give full title as such.


________________________________________________________________________________
Signature

________________________________________________________________________________
Signature of joint owner, if any

_____________________, 2003
Date

                           VOTE THIS PROXY CARD TODAY!

This proxy will be voted as specified below with respect to the action to be taken on each of the following proposals. In the absence of any specification, this proxy will be voted in favor of each proposal. The Board of Directors recommends that you vote FOR each of the proposals below.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:  [X]

1. Approval of a New Investment Management Agreement between CCM Advisors, LLC and CCM Advisors Fund (the "Master Fund") on behalf of each Feeder Fund

        FOR                         AGAINST                            ABSTAIN
        / /                         / /                                  / /

2.   Election of Directors

     01 Anthony J. Burke     02  Charles V. Doherty      03  Frank A. Ehmann
     04 Richard J. Evans     05 John D. Oliverio         06  Douglas D. Peabody
     07  Edward M. Roob      08 Timothy G. Solberg       09 John L. Yoder

        FOR                         WITHHOLD                             FOR ALL
        ALL                            ALL                               EXCEPT
        / /                           / /                                  / /

TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE(S) ABOVE.

3. In their discretion, on any other matter that may properly come before the meeting.

               PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD
                 PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.



                                                                      PROXY CARD

                           AHA INVESTMENT FUNDS, INC.
                      FULL MATURITY FIXED INCOME PORTFOLIO

This proxy is solicited by the Board of Directors of AHA Investment Funds, Inc. (the "AHA Funds") for use at a special meeting of shareholders of each of Limited Maturity Fixed Income Fund, Full Maturity Fixed Income Fund, Balanced Fund and Diversified Equity Fund (each a "Feeder Fund" and, collectively, the "Feeder Funds") called to be held on March 25, 2003.

The undersigned hereby appoints Michael Peck and Douglas D. Peabody, and each of them, attorneys and proxies of the undersigned, each with the power of substitution and resubstitution, to attend, and to vote all shares of the Feeder Fund at the above-referenced meeting of shareholders and any adjournment or adjournments thereof and to vote all shares of the Feeder Fund that the undersigned may be entitled to vote with respect to the following proposals, in accordance with the specifications indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting. The undersigned hereby acknowledges receipt of the notice of special meeting of shareholders of the Feeder Fund and the proxy statement dated February __, 2003.

Note: Please sign exactly as name(s) appear(s) hereon. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized officer. Each joint owner should sign personally. When signing as a fiduciary, please give full title as such.

________________________________________________________________________________
Signature

________________________________________________________________________________
Signature of joint owner, if any

_______________________, 2003
Date

                           VOTE THIS PROXY CARD TODAY!

This proxy will be voted as specified below with respect to the action to be taken on each of the following proposals. In the absence of any specification, this proxy will be voted in favor of each proposal. The Board of Directors recommends that you vote FOR each of the proposals below.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:  [X]

1. Approval of a New Investment Management Agreement between CCM Advisors, LLC and CCM Advisors Fund (the "Master Fund") on behalf of each Feeder Fund

        FOR                         AGAINST                            ABSTAIN
        / /                         / /                                  / /

2.   Election of Directors

     01 Anthony J. Burke      02  Charles V. Doherty      03  Frank A. Ehmann
     04 Richard J. Evans      05 John D. Oliverio         06  Douglas D. Peabody
     07  Edward M. Roob       08 Timothy G. Solberg       09 John L. Yoder

        FOR                       WITHHOLD                             FOR ALL
        ALL                            ALL                               EXCEPT
        / /                           / /                                  / /

TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE(S) ABOVE.

3. In their discretion, on any other matter that may properly come before the meeting.

               PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD
                 PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.


                                                                      PROXY CARD

                           AHA INVESTMENT FUNDS, INC.
                                  BALANCED FUND

This proxy is solicited by the Board of Directors of AHA Investment Funds, Inc. (the "AHA Funds") for use at a special meeting of shareholders of each of Limited Maturity Fixed Income Fund, Full Maturity Fixed Income Fund, Balanced Fund and Diversified Equity Fund (each a "Feeder Fund" and, collectively, the "Feeder Funds") called to be held on March 25, 2003.

The undersigned hereby appoints Michael Peck and Douglas D. Peabody, and each of them, attorneys and proxies of the undersigned, each with the power of substitution and resubstitution, to attend, and to vote all shares of the Feeder Fund at the above-referenced meeting of shareholders and any adjournment or adjournments thereof and to vote all shares of the Feeder Fund that the undersigned may be entitled to vote with respect to the following proposals, in accordance with the specifications indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting. The undersigned hereby acknowledges receipt of the notice of special meeting of shareholders of the Feeder Fund and the proxy statement dated February __, 2003.

Note: Please sign exactly as name(s) appear(s) hereon. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized officer. Each joint owner should sign personally. When signing as a fiduciary, please give full title as such.

________________________________________________________________________________
Signature

________________________________________________________________________________
Signature of joint owner, if any

________________________, 2003
Date

                           VOTE THIS PROXY CARD TODAY!

This proxy will be voted as specified below with respect to the action to be taken on each of the following proposals. In the absence of any specification, this proxy will be voted in favor of each proposal. The Board of Directors recommends that you vote FOR each of the proposals below.

TO   VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: [X]

1. Approval of a New Investment Management Agreement between CCM Advisors, LLC and CCM Advisors Fund (the "Master Fund") on behalf of each Feeder Fund

        FOR                         AGAINST                            ABSTAIN
        / /                         / /                                  / /

2.   Election of Directors

     01 Anthony J. Burke     02  Charles V. Doherty      03  Frank A. Ehmann
     04 Richard J. Evans     05 John D. Oliverio         06  Douglas D. Peabody
     07  Edward M. Roob      08 Timothy G. Solberg       09 John L. Yoder

        FOR                         WITHHOLD                             FOR ALL
        ALL                            ALL                               EXCEPT
        / /                           / /                                  / /

TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE(S) ABOVE.

3. In their discretion, on any other matter that may properly come before the meeting.

               PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD
                 PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                                                      PROXY CARD

                           AHA INVESTMENT FUNDS, INC.
                             DIVERSIFIED EQUITY FUND

This proxy is solicited by the Board of Directors of AHA Investment Funds, Inc. (the "AHA Funds") for use at a special meeting of shareholders of each of Limited Maturity Fixed Income Fund, Full Maturity Fixed Income Fund, Balanced Fund and Diversified Equity Fund (each a "Feeder Fund" and, collectively, the "Feeder Funds") called to be held on March 25, 2003.

The undersigned hereby appoints Michael Peck and Douglas D. Peabody, and each of them, attorneys and proxies of the undersigned, each with the power of substitution and resubstitution, to attend, and to vote all shares of the Feeder Fund at the above-referenced meeting of shareholders and any adjournment or adjournments thereof and to vote all shares of the Feeder Fund that the undersigned may be entitled to vote with respect to the following proposals, in accordance with the specifications indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting. The undersigned hereby acknowledges receipt of the notice of special meeting of shareholders of the Feeder Fund and the proxy statement dated February __, 2003.

Note: Please sign exactly as name(s) appear(s) hereon. Corporate or partnership proxies should be signed in full corporate or partnership name by an authorized officer. Each joint owner should sign personally. When signing as a fiduciary, please give full title as such.

________________________________________________________________________________
Signature

________________________________________________________________________________
Signature of joint owner, if any

________________________, 2003
Date

                           VOTE THIS PROXY CARD TODAY!

This proxy will be voted as specified below with respect to the action to be taken on each of the following proposals. In the absence of any specification, this proxy will be voted in favor of each proposal. The Board of Directors recommends that you vote FOR each of the proposals below.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:  [X]

1. Approval of a New Investment Management Agreement between CCM Advisors, LLC and CCM Advisors Fund (the "Master Fund") on behalf of each Feeder Fund

        FOR                         AGAINST                            ABSTAIN
        / /                         / /                                  / /

2.   Election of Directors

     01 Anthony J. Burke     02  Charles V. Doherty      03  Frank A. Ehmann
     04 Richard J. Evans     05 John D. Oliverio         06  Douglas D. Peabody
     07  Edward M. Roob      08 Timothy G. Solberg       09 John L. Yoder

        FOR                         WITHHOLD                             FOR ALL
        ALL                            ALL                               EXCEPT
        / /                           / /                                  / /

TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE(S) ABOVE.

3. In their discretion, on any other matter that may properly come before the meeting.

               PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD
                 PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.